VANGUARD GROWTH
AND INCOME FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients. This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       4

                                  REPORT FROM
                                  THE ADVISER
                                       6

                                  FUND PROFILE
                                       8

                              PERFORMANCE SUMMARY
                                       10

                              FINANCIAL STATEMENTS
                                       11

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS
                                       19

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                                 [PHOTO]
John J. Brennan                         John C. Bogle
Chairman & CEO                          Senior Chairman

Vanguard Growth and Income Fund earned +23.9% during 1998, a year when U.S. financial markets encountered considerable turbulence en route to yet another strong performance.

       Gains in 1998 were largest for large-capitalization growth stocks, although the bond and money markets provided returns well in excess of inflation. The favorable overall environment and the Growth and Income Fund's emphasis on large-cap stocks resulted in a return greater than 20% for the fourth consecutive year.

       The table at right presents the fund's total return (capital change plus reinvested dividends) and those of its two comparative standards for the year. Your fund's gain exceeded that of the average value fund by nearly 7 percentage points. However, neither the Growth and Income Fund nor our average peer kept up with the remarkable +28.6% return of our unmanaged benchmark, the Standard & Poor's 500 Composite Stock Price Index.

-------------------------------------------------------
                                        TOTAL RETURNS
                                         YEAR ENDED
                                      DECEMBER 31, 1998
-------------------------------------------------------
Vanguard Growth and Income Fund            +23.9%
-------------------------------------------------------
Average Value Fund                         +17.0%
-------------------------------------------------------
S&P 500 Index                              +28.6%
-------------------------------------------------------

       Our return is based on an increase in net asset value from $26.19 per share on December 31, 1997, to $30.76 per share on December 31, 1998, adjusted for dividends totaling $0.33 per share paid from net investment income and distributions totaling $1.28 per share from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

The U.S. economy grew at a robust pace--more than 3%--during 1998 as it shrugged off the effects of serious financial problems in Asia, Russia, and Latin America. Troubles abroad slowed demand for American exports and boosted demand for imported goods, enlarging the U.S. trade deficit. But the domestic economy got a powerful push from higher consumer spending, which was encouraged by low unemployment (4.3% at year-end) and higher wages (up about 4%, well above the 1.6% inflation rate).

       The optimism that kept shopping malls and automobile showrooms busy was also a factor in the financial markets. Stock prices shot up during the first half of the year, despite news that corporate earnings actually decreased slightly, and by July 17 the S&P 500 Index had gained +23.3%. But fears that Asia's financial troubles were spreading worldwide touched off a sharp decline:
Over the following six weeks, the S&P 500 Index fell -19.2%. Declines were much steeper for smaller stocks: The Russell 2000 Index of small-capitalization stocks fell nearly -40% from its mid-April peak to its low in October.

       The stock market then revived with remarkable speed and vigor. By year-end, the S&P 500 Index was again in record territory, having gained +28.6% for the year. This result, however, masked weakness elsewhere in the market. The Wilshire 4500 Equity Index, which comprises stocks not included in the S&P 500, increased just +8.6%, while the Russell 2000 Index declined -2.5%. In the entire market, more stocks declined in price than rose. Among large-cap stocks, there was a huge gap between returns on growth and value stocks: The S&P 500's growth component advanced +42.2% during the year, nearly three times the +14.7% return on its value stocks.

       Interest rates declined on balance during 1998. Bond prices, which move in the opposite direction from rates, generally rose. Price appreciation accounted for 2 percentage points of the +8.7% total return of the Lehman Brothers Aggregate Bond Index. Rates fell furthest--roughly 1 percentage point--for U.S. Treasury securities. Treasury bond prices benefited from a "flight to quality" as many investors shunned riskier securities.

1998 PERFORMANCE OVERVIEW

Despite your fund's impressive absolute return of +23.9% for 1998, our result was somewhat disappointing in terms of our objective of beating the return of the unmanaged S&P 500 Index while maintaining a similar exposure to risk. Our shortfall was due primarily to our tilt toward value stocks. The S&P 500's value stocks earned +14.7% as a group during 1998, 27.5 percentage points behind the growth stocks in the index.

       Most of our shortfall versus the index was concentrated in two sectors: financial services and health care. We held a larger stake than the index in financial-services stocks (about 21% of assets during the year versus 17.5% for the index), and our selections earned about +8%, versus +11% for the S&P 500's financial-services stocks. Our holdings among health-care stocks earned about +30% in 1998, an excellent absolute return but well behind the index sector return of +44%.

       Compared with the index, we benefited from a smaller concentration in consumer-staples stocks, a group that lagged the market during the year. We also had a slight underweighting (11% on average versus 13% for the index) in technology stocks, the market's hottest industry group. However, our tech holdings earned an astounding +107%, compared with the index's +83% return on these stocks.

       Although large-cap growth stocks have been the market's leaders for the past five years, we don't expect that dominance to last forever. Value stocks have in the past enjoyed periods of superior relative performance, and we see no reason to believe that they won't do so again. Thus, we are comfortable with the Growth and Income Fund's tilt toward large-cap value stocks.

LONG-TERM PERFORMANCE OVERVIEW

The Growth and Income Fund's long-term record is solid, both on an absolute basis and in relation to peer mutual funds. The table below presents the fund's returns and those of our comparative standards during the past decade, showing how an initial $10,000 investment in each would have grown, assuming the reinvestment of income dividends and capital gain distributions. Growth and Income's return of +19.0% was 3.3 percentage points per year higher than that of the average value fund. That seemingly modest margin resulted in a difference of $13,983 in the ending value of the hypothetical $10,000 investments--a margin larger than the initial investment. However, because we lagged in 1998, we surrendered the modest advantage we had held over our target index, falling to a tiny 0.2% annual deficit.

---------------------------------------------------------------------
                                             TOTAL RETURNS
                                             10 YEARS ENDED
                                            DECEMBER 31, 1998
                                     --------------------------------
                                     AVERAGE         FINAL VALUE OF
                                     ANNUAL            A $10,000
                                      RATE         INITIAL INVESTMENT
---------------------------------------------------------------------
Vanguard Growth and Income Fund      +19.0%             $57,099
---------------------------------------------------------------------
Average Value Fund                   +15.7%             $43,116
---------------------------------------------------------------------
S&P 500 Index                        +19.2%             $57,963
---------------------------------------------------------------------

       Vanguard's low costs are at once a major contributor to our advantage against our peer funds and a modest obstacle in our effort to outperform the S&P 500 Index. During 1998, the fund's operating costs amounted to 0.36% of average net assets, or 0.84 percentage point lower than the 1.20% expense ratio charged by the average competitor. This cost differential gives our adviser, Franklin Portfolio Associates, a nice head start each year in its attempt to outperform our peers. The index, of course, exists only on paper and has no operating costs. This gives it an advantage over even our low operating costs and the "frictional" costs we incur when we buy or sell securities. These costs more than accounted for the 0.2 percentage point gap between our average annual return during the decade and that of the index.

       We emphasize that our annualized return of +19.0% during the decade was nearly double the +11% long-term historical average for common stocks. While we are grateful for these results, they create two potential dangers. The first is that investors may have unrealistic expectations for future returns. Investors who base their plans on such assumptions may fall well short of their financial goals if returns revert to lower levels, as we would expect. The second danger is that investors may underestimate the risks that are part of investing. In six of the past ten years, Growth and Income's total return exceeded 20%; in two other years, the fund earned returns more in keeping with historical norms (+7.0% in 1992 and +13.8% in 1993). The fund suffered slight declines in only two years (-2.4% in 1990 and -0.6% in 1994). The stock market is capable of much steeper declines. Investors who understand that downturns will occur, and are a risk that must be endured in pursuit of investment rewards, may find it easier to stay on an even keel when the seas get stormy.

IN SUMMARY

Events during 1998 demonstrated both the risks and rewards of owning stocks. To help cope with the stock market's fluctuations, we recommend a balanced investment approach. Select a mix of stock funds, bond funds, and money market funds in proportions suited to your own investment time horizon, financial situation, and tolerance for market volatility. Once you've made such a plan, stick with it. Vanguard Growth and Income Fund offers a sensible approach for the stock portion of such a balanced portfolio, and we will "stay the course" in implementing it.


/s/ JOHN C. BOGLE                            /s/ JOHN J. BRENNAN
John C. Bogle                                John J. Brennan
Senior Chairman                              Chairman and
                                             Chief Executive Officer

January 14, 1999

NOTE: You'll observe that we have made a minor change in the name of the Growth and Income Fund. We replaced the word "portfolio" with "fund" as part of a broader effort to simplify the names in our fund lineup.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998

[PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

       The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of 27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

----------------------------------------------------------------------------
                                              AVERAGE ANNUALIZED RETURNS
                                            PERIODS ENDED DECEMBER 31, 1998
                                           ---------------------------------
                                            1 YEAR      3 YEARS      5 YEARS
----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                            28.6%        28.2%        24.1%
   Russell 2000 Index                       -2.5         11.6         11.9
   MSCI EAFE Index                          20.3          9.3          9.5
----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index               8.7%         7.3%         7.3%
   Lehman 10 Year Municipal Bond Index       6.8          6.8          6.4
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index               5.1          5.2          5.1
----------------------------------------------------------------------------
OTHER
   Consumer Price Index                      1.6%         2.2%         2.4%
----------------------------------------------------------------------------

       Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

       The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

       Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

       Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

       Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

       The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

       Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

       Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

       Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

       Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

REPORT FROM THE ADVISER

[PHOTO]

We are pleased to report on our investment results for the year ended December 31, 1998. Vanguard Growth and Income Fund's total return of 23.9% amounted to a handsome gain for our shareholders. However, in relative terms, we could best label the results a competitive success and an artistic failure. We placed in the upper third of value (growth and income) funds, but we lagged the fund's performance target--the S&P 500 Index--by a considerable margin, as did most of our brethren. The table at right shows how we ranked for the 1-, 3-, 5-, and 10-year periods ended December 31 in comparison with all the growth-and-income funds that were in operation through each period.

------------------------------------------------
    RANK OF VANGUARD GROWTH AND INCOME FUND
         AMONG GROWTH AND INCOME FUNDS
           THROUGH DECEMBER 31, 1998
------------------------------------------------
Last 10 years                    10th out of 142
Last 5 years                     60th out of 321
Last 3 years                     74th out of 493
Last 1 year                     228th out of 706
------------------------------------------------

Source: Morningstar, Inc.

       Large-capitalization stocks dominated investment results in 1998. The largest 50 stocks in the S&P 500 Index as of December 31, 1997, had a total return of approximately 41% during 1998; the other 450 returned approximately 17%. The index as a whole gained 28.6%. When results are skewed to the few largest names, actively managed portfolios have an extremely difficult time outperforming the index. The average value fund's 17.0% return during 1998 makes the point. Likewise, when the largest components of the index are laggards, managed money performs better.

       We build and maintain our portfolio by making a series of analytical measurements on a large universe of securities. In attempting to identify undervalued stocks, we use three basic types of measures:

       - Fundamental momentum measures. These analytical yardsticks are employed to identify companies whose current and near-term business prospects are relatively strong.

       - Relative value measures. These quantify the attractiveness of a stock's price in relation to both its own history and such financial measures as book value, sales, or earnings.

       - Future cash flow. These analytical gauges identify likely favorable payoffs in terms of future earnings and dividends for an investment made today.

       Vanguard Growth and Income Fund uses these barometers of value and momentum to select investments. We believe that applying a variety of yardsticks will help us to deliver consistent results. Our experience reinforces our belief in the efficacy of an approach that combines analytical models to uncover attractively valued securities, and we think the long-term performance comparisons shown in the table above lend credence to our view.

       During 1998, our momentum modeling was a positive influence on our return, but both of our value-based measurements detracted from our performance compared with the index. Our experience was consistent with results from the overall market, where large, high-quality growth stocks dominated other market segments. "Value" investing was particularly lackluster during the year. The market during 1998 was ruled by stocks with earnings and price momentum. Our blend of momentum and value measures did a poor job of helping us to select securities that would outperform the overall market during 1998.

       Holdings that contributed most to our returns versus the S&P 500 Index included Lucent Technologies, Ford, and Tyco International. Holdings that detracted from relative performance, either because they performed poorly or because our stake in them was smaller than the market's, included Thermo Electron, Microsoft, and HEALTHSOUTH.

       We reiterate a point we try to make in every shareholder letter: We are long-term investors. We do not expect to be near the top of a list of equity funds for every short-term period of comparison. We are, of course, happy when this is the case; however, our goal is to be at the top of these lists over the long term. Our investors should have a long-term perspective and a desire for exposure to the stock market. We expect to be fully invested in equities as a matter of investment policy. Our goal is to provide superior equity returns over extended periods.

       We believe that our past success demonstrates the effectiveness of the Franklin game plan, which is to seek to provide superior performance while avoiding periods of major underperformance versus our benchmark index. Our goal with your assets is to be consistently above average. We believe that consistency builds strong long-term performance, and that it will continue to make the Vanguard Growth and Income Fund an attractive option for equity investors.

John Nagorniak
Franklin Portfolio Associates

January 11, 1999

INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.

FUND PROFILE
GROWTH AND INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                         GROWTH AND INCOME         S&P 500
----------------------------------------------------------
Number of Stocks                       137             500
Median Market Cap                   $41.0B          $60.3B
Price/Earnings Ratio                 23.3x           28.0x
Price/Book Ratio                      3.9x            4.9x
Yield                                 1.1%            1.3%
Return on Equity                     19.1%           22.5%
Earnings Growth Rate                 12.7%           17.2%
Foreign Holdings                      0.0%            1.6%
Turnover Rate                          47%              --
Expense Ratio                        0.36%              --
Cash Reserves                         0.8%              --

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPHIC]

VOLATILITY MEASURES
----------------------------------------------------------
                         GROWTH AND INCOME         S&P 500
----------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  1.03            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
AT&T Corp.                                         3.5%
Merck & Co., Inc.                                  3.4
AirTouch Communications, Inc.                      3.4
Intel Corp.                                        3.3
American International Group, Inc.                 3.0
BankAmerica Corp.                                  2.8
Tyco International Ltd.                            2.7
Wal-Mart Stores, Inc.                              2.6
Lucent Technologies, Inc.                          2.5
Cardinal Health, Inc.                              2.4
-------------------------------------------------------
Top Ten                                           29.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------
                                        DECEMBER 31, 1997                 DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
                                        GROWTH AND INCOME        GROWTH AND INCOME        S&P 500
--------------------------------------------------------------------------------------------------
Auto & Transportation ............             5.4%                     2.5%                2.5%
Consumer Discretionary ...........            11.8                     14.8                12.0
Consumer Staples .................             6.0                      4.6                 9.8
Financial Services ...............            20.8                     17.0                16.2
Health Care ......................            10.3                     13.1                12.5
Integrated Oils ..................             5.9                      3.3                 5.2
Other Energy .....................             3.3                      0.0                 0.9
Materials & Processing ...........            10.7                      3.0                 3.7
Producer Durables ................             4.7                      4.2                 3.2
Technology .......................             9.7                     15.1                16.6
Utilities ........................            10.9                     17.5                11.7
Other ............................             0.5                      4.9                 5.7
--------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States. Investment Focus. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
GROWTH AND INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 10, 1986-DECEMBER 31, 1998
-------------------------------------------------------------
                 GROWTH AND INCOME FUND         S&P 500
FISCAL      CAPITAL     INCOME      TOTAL        TOTAL
YEAR        RETURN      RETURN      RETURN       RETURN
-------------------------------------------------------------
1986        -3.1%       0.0%        -3.1%        -3.3%
1987         1.8        2.2          4.0          5.3
1988        13.1        3.7         16.8         16.6
1989        27.6        4.4         32.0         31.7
1990        -5.7        3.3         -2.4         -3.1
1991        26.4        3.9         30.3         30.5
1992         4.2        2.8          7.0          7.6
1993        11.4        2.4         13.8         10.1
1994        -3.1        2.5         -0.6          1.3
1995        33.1        2.8         35.9         37.6
1996        20.9        2.2         23.1         23.0
1997        33.5        2.1         35.6         33.4
1998        22.6        1.3         23.9         28.6
-------------------------------------------------------------

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1988-DECEMBER 31, 1998
-----------------------------------------------------------
             Growth And    Average Value    S&P 500 Index
             Income Fund   Fund
1988 12      10000         10000             10000
1989 03      10740         10589             10709
1989 06      11661         11332             11654
1989 09      12924         12321             12902
1989 12      13200         12323             13169
1990 03      12864         11981             12772
1990 06      13564         12539             13576
1990 09      11715         10985             11710
1990 12      12877         11770             12760
1991 03      14728         13394             14613
1991 06      14583         13304             14580
1991 09      15401         14201             15359
1991 12      16778         15166             16647
1992 03      16357         15054             16227
1992 06      16398         15016             16535
1992 09      16809         15593             17057
1992 12      17954         16474             17916
1993 03      19067         17143             18698
1993 06      19401         17210             18789
1993 09      20101         18008             19275
1993 12      20436         18322             19721
1994 03      19593         17668             18973
1994 06      19462         17540             19053
1994 09      20337         18530             19985
1994 12      20311         18179             19982
1995 03      22178         19577             21927
1995 06      24268         21101             24020
1995 09      26426         22914             25929
1995 12      27609         23875             27490
1996 03      29238         25067             28966
1996 06      30253         25827             30266
1996 09      31104         26910             31202
1996 12      33976         28867             33802
1997 03      34594         29030             34708
1997 06      40432         33224             40768
1997 09      45285         36639             43821
1997 12      46068         36854             45080
1998 03      52404         40883             51368
1998 06      54412         41042             53064
1998 09      47334         36606             47786
1998 12      57099         43116             57963

                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED DECEMBER 31, 1998
                                  ----------------------------------     FINAL VALUE OF A
                                   1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
-------------------------------------------------------------------------------------------
Growth and Income Fund               23.94%       22.81%       19.03%              $57,099
Average Value Fund                   16.99        18.67        15.73                43,116
S&P 500 Index                        28.58        24.06        19.21                57,963
-------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------
                                                                                   10 YEARS
                               INCEPTION                               ------------------------------
                                 DATE          1 YEAR    5 YEARS       CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------------------
Growth and Income Fund         12/10/1986      23.94%      22.81%      16.24%       2.79%      19.03%
-----------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
December 31, 1998

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
GROWTH AND INCOME FUND               SHARES         (000)
----------------------------------------------------------
COMMON STOCKS (97.5%)(1)
AUTO & TRANSPORTATION (2.5%)
-  AMR Corp.                      1,163,400     $  69,077
   Dana Corp.                       266,200        10,881
   Ford Motor Co.                   794,100        46,604
   Genuine Parts Co.                 10,600           354
   Southwest Airlines Co.            36,600           821
                                               -----------
                                                  127,737
                                               -----------
CONSUMER DISCRETIONARY (14.5%)
-  ADVO, Inc.                         5,100           135
   Bob Evans Farms, Inc.              4,300           112
   Dayton Hudson Corp.            1,905,000       103,346
   Deluxe Corp.                     282,600        10,332
   The Walt Disney Co.              508,800        15,264
   R.R. Donnelley & Sons Co.        122,100         5,349
   Eastman Kodak Co.                943,300        67,918
-  Federated Department
    Stores, Inc.                    235,400        10,255
-  Fred Meyer Inc.                   20,700         1,247
   Gannett Co., Inc.              1,320,400        85,166
   Home Depot, Inc.               1,990,400       121,788
-  Interim Services, Inc.             3,400            79
-  Kmart Corp.                    1,241,400        19,009
   Knight Ridder                    318,800        16,299
   Lowe's Cos., Inc.                 17,000           870
   Media General, Inc. Class A       15,800           837
   Newell Co.                       833,400        34,378
   Rubbermaid, Inc.                 381,900        12,006
-  Ryan's Family Steak Houses, Inc.  75,100           929
   TJX Cos., Inc.                    22,400           650
   Tribune Co.                      273,200        18,031
   VF Corp.                          69,200         3,244
-  Viacom Inc. Class B              826,900        61,191
   Wal-Mart Stores, Inc.          1,634,700       133,126
   Whirlpool Corp.                  440,500        24,393
                                               -----------
                                                  745,954
                                               -----------
CONSUMER STAPLES (4.5%)
   Albertson's, Inc.                850,400        54,160
   Anheuser-Busch Cos., Inc.        572,800        37,590
   The Coca-Cola Co.                115,200         7,704
   General Mills, Inc.              136,000        10,574
   Procter & Gamble Co.             122,368        11,174
   The Quaker Oats Co.              988,700        58,828
   The Seagram Co. Ltd.             495,000        18,810
   SuperValu Inc.                 1,239,800        34,714
                                               -----------
                                                  233,554
                                               -----------
FINANCIAL SERVICES (16.6%)
   Allstate Corp.                 1,256,500        48,532
   American International
    Group, Inc.                   1,627,862       157,292
-  AmeriCredit Corp.                  5,400            74
   Bank One Corp.                 1,842,600        94,088
   BankAmerica Corp.              2,365,371       142,218
   Capital One Financial Corp.      121,200        13,938
   The Chase Manhattan Corp.        218,028        14,839
   Citigroup, Inc.                1,096,100        54,257
   Conseco Inc.                     792,500        24,221
   Dun & Bradstreet Corp.           586,000        18,496
   Fannie Mae                       252,400        18,678
   Fidelity National Financial, Inc.  2,299            70
   Fleet Financial Group, Inc.      591,500        26,433
   Freddie Mac                      662,600        42,696
   Jefferson-Pilot Corp.            111,800         8,385
   Lehman Brothers Holdings, Inc.   816,900        35,995
   Marsh & McLennan Cos., Inc.      797,600        46,610
   Morgan Stanley Dean
    Witter & Co.                  1,187,355        84,302

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
GROWTH AND INCOME FUND               SHARES         (000)
----------------------------------------------------------
   SunTrust Banks, Inc.             289,700     $  22,162
   Washington Mutual, Inc.           93,912         3,586
                                               -----------
                                                  856,872
                                               -----------
HEALTH CARE (12.7%)
   Abbott Laboratories              384,680        18,849
   Allergan, Inc.                   280,300        18,149
   American Home Products Corp.   1,809,900       101,920
   Cardinal Health, Inc.          1,654,950       125,569
   Guidant Corp.                     69,000         7,607
   HBO & Co.                         18,000           516
-  HEALTHSOUTH Corp.              1,053,000        16,256
   Johnson & Johnson                578,000        48,480
   Merck & Co., Inc.              1,200,400       177,284
   Pfizer, Inc.                     263,300        33,028
   Pharmacia & Upjohn, Inc.         525,700        29,768
-  Trigon Healthcare, Inc.            5,800           216
   United Healthcare Corp.        1,032,500        44,462
   Warner-Lambert Co.               462,400        34,767
                                               -----------
                                                  656,871
                                               -----------
INTEGRATED OILS (3.2%)
   Ashland, Inc.                    332,900        16,104
   Coastal Corp.                  1,186,900        41,467
   Enron Corp.                      728,300        41,559
   Exxon Corp.                      747,100        54,632
   Mobil Corp.                      127,900        11,143
                                               -----------
                                                  164,905
                                               -----------
MATERIALS & PROCESSING (3.0%)
   Archer-Daniels-Midland Co.     2,668,927        45,872
   Barrick Gold Corp.               689,000        13,436
   Dow Chemical Co.                 359,900        32,728
   Fluor Corp.                      415,700        17,693
   The BFGoodrich Co.               390,200        13,998
   Louisiana-Pacific Corp.          624,400        11,434
   Owens Corning                    141,800         5,025
   Placer Dome, Inc.              1,153,900        13,270
                                               -----------
                                                  153,456
                                               -----------
PRODUCER DURABLES (4.1%)
   Centex Corp.                     920,000        41,457
-  Champion Enterprises, Inc.         3,500            96
   Dover Corp.                      167,800         6,146
   HON Industries, Inc.               6,200           148
   Honeywell, Inc.                  440,000        33,138
   Ingersoll-Rand Co.             1,291,350        60,613
-  Lexmark International Group,
    Inc. Class A                      3,400           342
   Lockheed Martin Corp.            447,000        37,883
   Pulte Corp.                      179,300         4,987
   Thomas & Betts Corp.             274,500        11,889
   United Technologies Corp.        145,000        15,769
                                               -----------
                                                  212,468
                                               -----------
TECHNOLOGY (14.7%)
-  Apple Computer, Inc.           2,725,000       111,555
-  Cisco Systems, Inc.               79,875         7,413
   Computer Sciences Corp.           15,600         1,005
-  Compuware Corp.                    5,300           414
-  Dell Computer Corp.               53,400         3,908
   EG&G, Inc.                       207,300         5,766
-  EMC Corp.                        577,200        49,062
-  General Instrument Corp.         880,700        29,889
   Intel Corp.                    1,445,400       171,370
   Lucent Technologies, Inc.      1,194,962       131,446
-  Microsoft Corp.                  646,600        89,675
-  Oracle Corp.                   1,736,050        74,867
-  Seagate Technology             1,997,200        60,415
-  Tellabs, Inc.                     96,500         6,616
-  Unisys Corp.                     466,900        16,079
                                               -----------
                                                  759,480
                                               -----------
UTILITIES (17.1%)
-  AirTouch Communications, Inc.  2,409,100       173,756
   AT&T Corp.                     2,383,000       179,321
   Baltimore Gas & Electric Co.       4,900           151
   Bell Atlantic Corp.            1,399,300        74,163
   BellSouth Corp.                  538,600        26,863
   Central & South West Corp.       928,400        25,473
   Dominion Resources, Inc.         422,500        19,752
   DTE Energy Co.                   746,900        32,023
   Energy East Corp.                  5,900           333
   FPL Group, Inc.                  410,900        25,322
   Houston Industries, Inc.       1,607,400        51,638
-  MCI WorldCom, Inc.               571,200        40,984
-  Niagara Mohawk Power Corp.       367,500         5,926
   PG&E Corp.                     1,209,900        38,112
   Public Service Enterprise
    Group, Inc.                   1,259,700        50,388
   SBC Communications Inc.           68,200         3,657
   Sempra Energy                    396,800        10,069
   Southern Co.                   2,660,100        77,309
-  Tele-Communications-
    TCI Group A                     583,800        32,291
   U S West, Inc.                   231,051        14,932
                                               -----------
                                                  882,463
                                               -----------
OTHER (4.6%)
-  Berkshire Hathaway, Inc. Class B  10,101        23,737
   Crane Co.                          6,150           186
   Loews Corp.                      106,400        10,454
   McDermott International, Inc.    580,400        14,329
-  Thermo Electron Corp.          2,909,200        49,275
   Tyco International Ltd.        1,874,200       141,385
                                               -----------
                                                  239,366
                                               -----------
----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $3,911,436)                            5,033,126
----------------------------------------------------------

                                FACE
                              AMOUNT
                               (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.7%)(1)
----------------------------------------------------------
U.S. TREASURY BILL
(2) 4.38%, 3/18/1999              $   3,864         3,866
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.76%, 1/4/1999                  126,444       126,444
   4.77%, 1/4/1999--Note G           63,090        63,090
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $193,399)                                193,400
----------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
   (COST $4,104,835)                            5,226,526
----------------------------------------------------------

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                                    (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
----------------------------------------------------------
Other Assets--Note C                            $  30,604
Liabilities--Note G                               (96,630)
                                               -----------
                                                  (66,026)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 167,744,376 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                   $5,160,500
==========================================================

NET ASSET VALUE PER SHARE                          $30.76
==========================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.2% and 2.0%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Security segregated as initial margin for open futures contracts.

--------------------------------------------------------
                                     AMOUNT         PER
                                      (000)       SHARE
--------------------------------------------------------
 AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------
 Paid in Capital--Note H         $4,053,149     $24.16
 Overdistributed Net
   Investment Income                 (1,038)      (.01)
 Accumulated Net Realized
   Losses--Note E                   (18,490)      (.11)
 Unrealized Appreciation--
   Notes F and H
   Investment Securities          1,121,691       6.69
   Futures Contracts                  5,188        .03
--------------------------------------------------------
 NET ASSETS                      $5,160,500     $30.76
========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   GROWTH AND INCOME FUND
                                                                                             YEAR ENDED DECEMBER 31, 1998
                                                                                                                    (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                                  $  53,186
    Interest                                                                                                       7,148
    Security Lending                                                                                                  60
-----------------------------------------------------------------------------------------------------------------------------
        Total Income                                                                                              60,394
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                  4,045
        Performance Adjustment                                                                                      (300)
    The Vanguard Group--Note C
        Management and Administrative                                                                              8,600
        Marketing and Distribution                                                                                   910
    Taxes (other than income taxes)                                                                                   94
    Custodian Fees                                                                                                    15
    Auditing Fees                                                                                                     12
    Shareholders' Reports                                                                                            101
    Annual Meeting and Proxy Costs                                                                                    32
    Trustees' Fees and Expenses                                                                                        7
-----------------------------------------------------------------------------------------------------------------------------
        Total Expenses                                                                                            13,516
        Expenses Paid Indirectly--Note D                                                                            (229)
-----------------------------------------------------------------------------------------------------------------------------
        Net Expenses                                                                                              13,287
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                             47,107
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                                                    91,965
    Futures Contracts                                                                                             10,289
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                                102,254
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                        588,424
    Futures Contracts                                                                                              4,601
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                 593,025
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $742,386
=============================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               GROWTH AND INCOME FUND
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                           ----------------------------------
                                                                                                1998                1997
                                                                                               (000)               (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                               $    47,107          $    29,457
    Realized Net Gain                                                                       102,254              227,268
    Change in Unrealized Appreciation (Depreciation)                                        593,025              234,178
-----------------------------------------------------------------------------------------------------------------------------
        Net Increase in Net Assets Resulting from Operations                                742,386              490,903
DISTRIBUTIONS
    Net Investment Income                                                                   (48,169)             (29,804)
    Realized Capital Gain                                                                  (171,988)            (226,698)
-----------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                                                (220,157)            (256,502)
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                2,901,578              825,200
    Issued in Lieu of Cash Distributions                                                    209,301              245,739
    Issued in Exchange for Net Assets of Trustees'-U.S. Portfolio--Note H                   186,395                   --
    Redeemed                                                                               (800,812)            (448,946)
-----------------------------------------------------------------------------------------------------------------------------
        Net Increase from Capital Share Transactions                                      2,496,462              621,993
-----------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                        3,018,691              856,394
NET ASSETS
    Beginning of Year                                                                     2,141,809            1,285,415
=============================================================================================================================
    End of Year                                                                          $5,160,500           $2,141,809
=============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                  100,722               31,457
    Issued in Lieu of Cash Distributions                                                      7,069                9,936
    Issued in Exchange for Net Assets of Trustees'-U.S. Portfolio--Note H                     6,578                   --
    Redeemed                                                                                (28,413)             (17,430)
=============================================================================================================================
        Net Increase in Shares Outstanding                                                   85,956               23,963
=============================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------------
                                                                                GROWTH AND INCOME FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $26.19       $22.23       $19.95      $15.56        $16.45
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .32          .41          .41          .41          .40
    Net Realized and Unrealized Gain (Loss) on Investments     5.86         7.15         4.09         5.14         (.50)
----------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                       6.18         7.56         4.50         5.55         (.10)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.33)        (.42)        (.40)        (.42)        (.39)
    Distributions from Realized Capital Gains                 (1.28)       (3.18)       (1.82)        (.74)        (.40)
----------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                   (1.61)       (3.60)       (2.22)       (1.16)        (.79)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $30.76       $26.19       $22.23       $19.95       $15.56
============================================================================================================================

TOTAL RETURN                                                  23.94%       35.59%       23.06%       35.93%       -0.61%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $5,161       $2,142       $1,285         $909         $596
    Ratio of Total Expenses to Average Net Assets              0.36%        0.36%        0.38%        0.47%        0.48%
    Ratio of Net Investment Income to Average Net Assets       1.27%        1.74%        1.97%        2.25%        2.50%
    Portfolio Turnover Rate                                      47%          66%          75%          59%          71%
============================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate fund turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Franklin Portfolio Associates provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the year ended December 31, 1998, the advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets before a decrease of $300,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1998, the fund had contributed capital of $854,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.2% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. For the year ended December 31, 1998, directed brokerage arrangements reduced the fund's expenses by $227,000 (an annual rate of 0.01% of average net assets). The fund's custodian has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 1998, the custody fee offset arrangement reduced expenses by $2,000.

E. During the year ended December 31, 1998, the fund purchased $3,915,144,000 of investment securities and sold $1,659,147,000 of investment securities, other than U.S. government securities and temporary cash investments.

      For federal tax purposes, capital gains required to be distributed in December 1998 included net gains realized through October 31, 1998. Subsequently, the fund realized capital losses of $12,645,000, which are available to offset future net capital gains.

F. At December 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,121,691,000, consisting of unrealized gains of $1,288,293,000 on securities that had risen in value since their purchase and $166,602,000 in unrealized losses on securities that had fallen in value since their purchase.

      At December 31, 1998, the aggregate settlement value of open futures contracts expiring in March 1999 and the related unrealized appreciation were:

-------------------------------------------------------------------------------------------------
                                                                           (000)
                                                        -----------------------------------------
                                                              AGGREGATE
                                       NUMBER OF             SETTLEMENT            UNREALIZED
FUTURES CONTRACTS                   LONG CONTRACTS              VALUE             APPRECIATION
-------------------------------------------------------------------------------------------------
S&P 500 Index                             270                  $84,071                $5,188
-------------------------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

G. The market value of securities on loan to broker/dealers at December 31, 1998, was $61,498,000, for which the fund held cash collateral of $63,090,000. Cash collateral received is invested in repurchase agreements.

H. On August 13, 1998, the fund acquired the net assets of Vanguard Trustees' Equity Fund-U.S. Portfolio ("Trustees-U.S. Portfolio") pursuant to an agreement approved by the shareholders of Trustees'-U.S. Portfolio on July 31, 1998. The acquisition was accomplished by a tax-free exchange of 6,577,635 of the Growth and Income Fund's capital shares for the 4,850,642 outstanding Trustees'-U.S. Portfolio shares. Trustees'-U.S. Portfolio's net assets of $186,395,000, including $36,784,000 of unrealized appreciation, were combined with the Growth and Income Fund's net assets of $4,097,538,000, resulting in combined net assets of $4,283,933,000 on August 13, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard Growth and Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD GROWTH AND INCOME FUND

This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

       The fund distributed $170,033,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 1998, all of which is designated as a 20% rate gain distribution.

       For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q930-02/16/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.